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                                                                    EXHIBIT 99.8



                            SUNRISE TELEVISION CORP.
                             2002 STOCK OPTION PLAN


1.       PURPOSE.

         Sunrise Television Corp., a Delaware corporation (herein, together with its successors, referred to as the "Company"), by means of this 2002 Stock Option Plan (the "Plan"), desires to afford certain Key Employees (as hereinafter defined) and Eligible Non-Employees (as hereinafter defined) of the Company and any direct or indirect subsidiary corporation thereof now existing or hereafter formed or acquired (such subsidiary corporations sometimes referred to herein as "Related Entities") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. Certain capitalized terms used herein are defined in Section 18 of the Plan.

         The stock options described in Sections 6 and 7 (the "Options"), and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of such Options, are a matter of separate inducement and are not in lieu of any salary or other compensation for services. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings ascribed to them in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

2.       ADMINISTRATION.

         The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by any committee thereof composed of members of the Board of Directors appointed by the Board of Directors of the Company to administer the Plan (the "Committee"), each of whom qualifies as an "outside director" within the meaning of Section 162(m) of the Code and as a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided, that the Board of Directors also may authorize such grants and may take any other action that the Committee is permitted to take under the Plan that is consistent with Section 162(m) of the Code and applicable law and regulations. The number of individuals that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, and, unless that majority of the Board of Directors determines otherwise, shall be no less than two individuals. A majority of the Committee shall constitute a quorum (or if the Committee consists of only two members, then both members shall constitute a quorum), and subject to the provisions of Section 5, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee. Whenever the Company shall have a class of equity securities registered pursuant to Section 12 of the Exchange Act, the Committee shall administer the Plan so as (i) to comply at all times with Rule 16b-3 under the Exchange Act and (ii) to ensure that compensation


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attributable to Options granted under the Plan to Key Employees who constitute
"covered employees" within the meaning of Section 162(m) of the Code shall (A) meet the deduction limitation imposed by Section 162(m) of the Code or (B) qualify as "performance-based compensation" as such term is used in Section 162(m) of the Code and regulations promulgated thereunder and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code.

         The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership on the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be less than two or, if the Company has a class of equity securities registered pursuant to Section 12 of the Exchange Act, any other number that Rule 16b-3 or other applicable rules under Section 16(b) of the Exchange Act, Section 162(m) of the Code, or any successor or analogous rules or laws may require from time to time.

3.       SHARES AVAILABLE.

         Subject to the adjustments provided for in Section 10, the maximum aggregate number of shares of Common Stock in respect of which Options may be granted for all purposes under the Plan shall be 55,912 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of any such Option, the termination of any such Option prior to exercise, or the forfeiture of any such Option, such shares shall thereafter be available for new grants under the Plan. Options granted under the Plan may be fulfilled with (i) authorized and unissued shares of the Common Stock or (ii) issued shares of such Common Stock held in the Company's treasury.

4.       ELIGIBILITY AND BASES OF PARTICIPATION.

         Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Key Employees. As used herein, the term "Key Employee" shall mean any employee of the Company or any Related Entity, including directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who are regularly employed on a salaried basis and who are so employed on the date of such grant, whom the Committee identifies as having a direct and significant effect on the performance of the Company or any Related Entity.

         Grants of Non-Qualified Options may be made, subject to and in accordance with Section 7, to any Key Employee or any Eligible Non-Employee. As used herein the term "Eligible Non-Employee" shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "Person"), that the Committee designates as eligible for a grant of Options


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pursuant to the Plan because such Person performs bona fide consulting, advisory, or other services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Board of Directors or the Committee determines that the Person has a direct and significant effect on the financial development of the Company or any Related Entity.

         The adoption of the Plan shall not be deemed to give any Person a right to be granted any Options.

5.       AUTHORITY OF COMMITTEE.

         Subject to and not inconsistent with the express provisions of the Plan, the Code and, if applicable, Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall have plenary authority to:

         a. determine the Key Employees and Eligible Non-Employees to whom Options shall be granted, the time when such Options shall be granted, the number of Options, the purchase price or exercise price of each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and all other terms and provisions thereof (which need not be identical);

         b. require, as a condition to the granting of any Option, that the Person receiving such Option agree not to sell or otherwise dispose of such Option, any Common Stock acquired pursuant to such Option, or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) of the Company for a period of six months following the later of (i) the date of the grant of such Option or (ii) the date when the exercise price of such Option is fixed if such exercise price is not fixed at the date of grant of such Option, or for such other period as the Committee may determine;

         c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, consistent with the rules and regulations of the Board of Governors of the Federal Reserve System, for the purpose of assisting the optionee in the exercise of an Option, such authority to include the payment by the Company of the commissions of the broker-dealer;

         d. provide the establishment of procedures for an optionee (i) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value which, together with such cash as shall be paid in respect of fractional shares, shall equal the aggregate exercise price under such Option for the number of shares then being acquired (including the shares to be so withheld), and (ii) to exercise a portion of an Option by delivering that number of shares of Common Stock already owned by such optionee having an aggregate Fair Market Value which shall equal the partial


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                  Option exercise price and to0 deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares; provided, however, that in the case of an Incentive Option, no shares shall be used to pay the exercise price under this paragraph unless (A) such shares were not acquired through the exercise of an Incentive Option or (B) if so acquired, (x) have been held for more than two years since the grant of such Incentive Option (the "Holding Period") or (y) if such shares do not meet the Holding Period, the optionee elects in writing to use such shares to pay the exercise price under this paragraph;

         e. provide that all or a portion of the exercise price of the Options may be paid with a full recourse promissory note, with such terms and the Committee may prescribe (except as provided below); provided, however, that the term of such promissory note shall not extend beyond the period(s) during which such Options shall be exercisable; the shares of Common Stock issuable upon exercise of such Options shall be pledged as security for the payment of the principal amount of the promissory note and interest thereon; and the interest rate payable under the promissory note shall be fixed, non-refundable and shall not be less than the minimum rate required under the Code;

         f. provide (in accordance with Section 13 or otherwise) the establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for income, social security and other taxes incurred by an optionee upon such exercise or required to be withheld by the Company or a Related Entity in connection with such exercise unless, as determined by the Committee in the exercise of its discretion, such procedure is not permitted by applicable law;

         g. prescribe, amend, modify and rescind rules and regulations relating to the Plan; and

         h. make all determinations permitted or deemed necessary, appropriate or advisable for the administration of the Plan, interpret any Plan or Option provision, perform all other acts, exercise all other powers, and establish any other procedures determined by the Committee to be necessary, appropriate, or advisable in administering the Plan or for the conduct of the Committee's business. Any act of the Committee, including interpretations of the provisions of the Plan or any Option and determinations under the Plan or any Option, made in good faith, shall be final, conclusive and binding on all parties.

         The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any Person to whom


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it has delegated duties as aforesaid may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan; provided, however, that such delegation shall be in writing. The Committee may employ attorneys, consultants, accountants, or other Persons and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

6.       STOCK OPTIONS FOR KEY EMPLOYEES.

         Subject to the express provisions of the Plan, the Committee shall have the authority to grant incentive stock options pursuant to Section 422 of the Code ("Incentive Options"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("Non-Qualified Options"), and to grant both types of Options to Key Employees. No Incentive Option shall be granted pursuant to the Plan after the earlier of ten years from the date of adoption of the Plan or ten years from the date of approval of the Plan by the stockholders of the Company. Incentive Options may be granted only to Key Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan (other than Section 7) including the following:

         a. OPTION EXERCISE PRICE. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, that, in the case of an Incentive Option, such price shall not be less than the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any Related Entity which possess more than 10% of the total combined voting power of all classes of shares of the Company or of any Related Entity, the option exercise price shall not be less than 110% of the Fair Market Value per share of Common Stock at the date the Option is granted. The option exercise price shall be subject to adjustment in accordance with the provisions of
                  Section 10 of the Plan.

         b. PAYMENT. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including by the delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to subsection 5.d. of the Plan (but, with respect to Incentive Options, subject to the limitations described in such subsection 5.d.). Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.


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         c.       EXERCISABILITY OF STOCK OPTION. Unless otherwise determined by the Committee at the time of grant, and subject to the provisions of subsections 6(d), (e), (f), (g) and (i) below, Options granted hereunder shall vest and become exercisable according to the vesting schedule set forth below:

one-fifth of the shares of Common Stock underlying the Option grant shall vest and become exercisable on the first anniversary of the date of grant and remain exercisable until the Option expires; and

an additional one-fifth of the shares of Common Stock underlying the Option grant shall vest and become exercisable on the second anniversary of the date of grant and remain exercisable until the Option expires; and

an additional one-fifth of the shares of Common Stock underlying the Option grant shall vest and become exercisable on the third anniversary of the date of grant and remain exercisable until the Option expires; and

an additional one-fifth of the shares of Common Stock underlying the Option grant shall vest and become exercisable on the fourth anniversary of the date of grant and remain exercisable until the Option expires; and

the final one-fifth of the shares of Common Stock underlying the Option grant shall vest and become exercisable on the fifth anniversary of the date of grant and remain exercisable until the Option expires;

No Option by its terms shall be exercisable after the expiration of 10 years from the date of grant of the Option, unless, as to any Non-Qualified Option, otherwise expressly provided in such Option; provided, however, that no Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Related Entity, shall be exercisable after the expiration of five years from the date such Option is granted.

         d. DEATH. If an optionee's employment with the Company or a Related Entity terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of death unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

         e. DISABILITY. If the employment of an optionee terminates because of his or her Disability (as defined in Section 18), such optionee or his or her legal representative shall have the right to exercise the vested portion of such Option in


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                  accordance with its terms at any time and from time to time within 180 days after the date of such termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable; provided, however, that in the case of an Incentive Option, the optionee or his or her legal representative shall in any event be required to exercise the vested portion of such Incentive Option within one year after termination of the optionee's employment due to his or her Disability.

         f. TERMINATION FOR CAUSE; VOLUNTARY TERMINATION. Unless an optionee's Option expressly provides otherwise, such optionee shall immediately forfeit all rights under his or her Option, except as to the shares of stock already purchased thereunder, if the employment of such optionee with the Company or a Related Entity is terminated by the Company or any Related Entity for Good Cause (as defined below) or if such optionee voluntarily terminates employment without the consent of the Company or any Related Entity. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

         g. OTHER TERMINATION OF EMPLOYMENT. If the employment of an optionee with the Company or a Related Entity terminates for any reason other than those specified in subsections 6(d), (e) or (f) above, such optionee shall have the right to exercise the vested portion of his or her Option in accordance with its terms, within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to
                  Section 8 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable; provided, that (i) no Incentive Option shall be exercisable more than three months after such termination and (ii) the Committee may, in the exercise of its discretion, extend the exercise date of any Option upon termination of employment for a period not to exceed 6 months plus one day (but in no event after the expiration date of the Option) if the Committee determines that the stated exercise date will have an inequitable result under Section 16(b) of the Exchange Act.

         h. MAXIMUM EXERCISE. To the extent that the aggregate Fair Market Value of Common Stock (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity exceeds $100,000, such Incentive Options shall be treated as Non-Qualified Options.

         i. CONTINUATION OF EMPLOYMENT. Each Incentive Option shall require the optionee to remain in the continuous employ of the Company or any Related


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                  Entity from the date of grant of the Incentive Option until at least three months prior to the date of exercise of the Incentive Option.

         j. INTERPRETATION OF PLAN. The grant of an Option to an optionee employed by the Company or any Related Entity shall in no way change or amend the Company's at-will termination policy.

7.       STOCK OPTION GRANTS TO ELIGIBLE NON-EMPLOYEES.

         Subject to the express provisions of the Plan, the Committee shall have the authority to grant Non-Qualified Options (and not Incentive Options) to Eligible Non-Employees; provided, however, that whenever the Company has any class of equity securities registered pursuant to Section 12 of the Exchange Act, no Eligible Non-Employee then serving on the Committee (or such other committee then administering the Plan) shall be granted Options hereunder if the grant of such Options would cause any Eligible Non-Employee to no longer be an "outside director" as set forth in Section 2 hereof. The terms and conditions of the Options granted under this Section 7 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 7 shall be subject to all terms and provisions of the Plan (other than Section
6), including the following:

         a. OPTION EXERCISE PRICE. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Non-Qualified Option is granted at such amount as the Committee shall determine. The option exercise price shall be subject to adjustment in accordance with the provisions of
                  Section 10 of the Plan.

         b. PAYMENT. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including by the delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to subsection 5.d. of the Plan. Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

         c. EXERCISABILITY OF STOCK OPTION. Subject to Section 8 and the provisions of subsections (d), (e), (f) and (g) below, each Option shall vest and become exercisable in one or more installments as the Committee may determine at the time of the grant. No Option shall be exercisable after the expiration of 10 years from the date of grant of the Option, unless otherwise expressly provided in such Option.

         d. DEATH. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of his or her death, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the


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                  right to exercise the vested portion of such Option in
                  accordance with its terms, at any time and from time to time within 180 days after the date of death unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option), and thereafter such Option shall lapse and no longer be exercisable.

         e. DISABILITY. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of his or her Disability, such optionee or his or her legal representative shall have the right to exercise the vested portion of such Option in accordance with its terms at any time and from time to time within 180 days after the date of the optionee's termination unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but in no event after the expiration of the Option), and thereafter such Option shall lapse and no longer be exercisable.

         f. TERMINATION FOR CAUSE; VOLUNTARY TERMINATION. Unless an optionee's Option expressly provides otherwise, if the retention by the Company or any Related Entity of the services of any Eligible Non-Employee is terminated (i) for Good Cause,
                  (ii) as a result of removal of the optionee from office as a director of the Company or of any Related Entity for cause by action of the stockholders of the Company or such Related Entity in accordance with the by-laws of the Company or such Related Entity, as applicable, and the corporate law of the jurisdiction of incorporation of the Company or such Related Entity, or (iii) as a result of the voluntarily termination by optionee of optionee's service without the consent of the Company or any Related Entity, then such optionee shall immediately forfeit his or her rights under his or her Option except as to the shares of stock already purchased. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

         g. OTHER TERMINATION OF RELATIONSHIP. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates for any reason other than those specified in subsections 7(d), (e) or (f) above, such optionee shall have the right to exercise the vested portion of his, her or its Option in accordance with its terms within 30 days after the date of such termination, unless a longer or shorter period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but in no event after the expiration date of the Option), and thereafter such Option shall lapse and no longer be exercisable.

         h. INELIGIBILITY FOR OTHER GRANTS. Any Eligible Non-Employee who receives an Option pursuant to this Section 7 shall be ineligible to receive any Options under any other Section of the Plan.


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8.       CHANGE OF CONTROL.

         If (i) a Change of Control shall occur, (ii) the Company shall enter into an agreement providing for a Change of Control, or (iii) any member of the HMC Group shall enter into an agreement providing for a Change of Control, then all Options outstanding under the Plan shall be exercisable in full, notwithstanding the express provisions of such Options. Each Option accelerated pursuant to the preceding sentence shall terminate, notwithstanding any other provision of the Plan, but subject to the express provisions of any Option, on the earlier of the date such Change of Control is consummated or (ii) the stated exercise date of such Option.

9.       PURCHASE OPTION.

         a. Except as otherwise expressly provided in any particular Option, if (i) any optionee's employment (or, in the case of any Option granted to any Eligible Non-Employee under Section 7, the optionee's relationship) with the Company or a Related Entity terminates for any reason at any time or (ii) a Change of Control occurs, the Company and/or its designee(s) shall have the option (the "Purchase Option") to purchase, and if the option is exercised, the optionee (or, with respect to Common Stock acquired pursuant to the exercise of any Option, the optionee's assignee, or the optionee's executor or the administrator of the optionee's estate, in the event of the optionee's death, or the optionee's legal representative in the event of the optionee's incapacity (hereinafter, collectively with such optionee, the "Grantor")) shall sell to the Company and/or its assignee(s), all or any portion (at the Company's option) of the shares of Common Stock and/or Options held by the Grantor (such shares of Common Stock and Options collectively being referred to as the "Purchasable Shares").

         b. The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within one year after the earlier of the date of the termination of the optionee's employment or engagement or such Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the purchase price of such Purchasable Shares. If no notice is given within the time limit specified above, the Purchase Option shall terminate.

         c. The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Common Stock, the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option times the number of shares being purchased, and in the case of any Option, the Fair Market Value per share (less the applicable per share Option exercise price) times the number of vested shares (including by acceleration) subject to such Option which are being purchased. The purchase price shall be paid in cash. The closing of such purchase shall take place at the Company's principal executive offices within ten days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchaser(s) the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for


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                  delivery, against payment of the purchase price by check of the purchaser(s). In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchaser(s) the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of, and paid to the holder of, all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.

         d. To assure the enforceability of the Company's rights under this Paragraph 9, each certificate or instrument representing Common Stock or an Option held by him or it shall bear a conspicuous legend in substantially the following form:

                  "THE SHARES [REPRESENTED BY THIS CERTIFICATE] [ISSUABLE PURSUANT TO THIS AGREEMENT] ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY'S 2002 STOCK OPTION PLAN AND A STOCK OPTION AGREEMENT ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN AND OPTION AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES."

         The Company's rights under this Section 9 shall terminate upon the consummation of a Qualifying Public Offering.

10.      ADJUSTMENT OF SHARES.

         Except as otherwise contemplated in Section 8, and unless otherwise expressly provided in a particular Option, in the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, an "Adjustment Event"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately and equitably adjusted by the Committee to give appropriate effect to such Adjustment Event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of
Section 424(a) of the Code applicable to an Incentive Option, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

         In the event the Company is not the surviving entity of an Adjustment Event and, following such Adjustment Event, any optionee will hold Options issued pursuant to the Plan which have not been exercised, cancelled, or terminated in connection therewith, the Company shall cause such Options to be assumed (or cancelled and replacement options issued) by the surviving entity or an entity related thereto. In the event of any perceived conflict between the provisions of Section 8 and this Section 10, the Committee's determinations under Section 8 shall control.

11.      ASSIGNMENT OR TRANSFER.

         Except as otherwise expressly provided in any Non-Qualified Option, no Option granted under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution, and during the lifetime of an optionee, Options granted to the optionee hereunder shall be exercisable only by the optionee or, in the event that a legal representative has been appointed in connection with the Disability of an optionee, such legal representative.

12.      COMPLIANCE WITH SECURITIES LAWS.

         The Company shall not in any event be obligated to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws to permit exercise of any Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. Each optionee (or, in the event of his or her death or, in the event a legal representative has been appointed in connection with his or her Disability, the Person exercising the Option) shall, as a condition to his or her right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.

         Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon:

                  "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS."

         This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

13.      WITHHOLDING TAXES.

         Unless an optionee's Option expressly provides otherwise, by acceptance of the Option, the optionee will be deemed to (i) agree to reimburse the Company or any Related Entity by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which the optionee is employed to withhold from any cash compensation paid to the optionee or on the optionee's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company, or the Related Entity by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

14.      COSTS AND EXPENSES.

         The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option or to any employee receiving an Option.

15.      FUNDING OF PLAN.

         The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

16.      OTHER INCENTIVE PLANS.

         The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

17.      EFFECT ON EMPLOYMENT.

         Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Key Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on
(i) the Company or any Related Entity to continue the employment of any Key Employee, and (ii) any Key Employee to remain in the employ of the Company or any Related Entity.

18.      DEFINITIONS.

         In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated:

         "Adjustment Event" shall have the meaning set forth in Section 10 hereof.

         "Affiliate" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

         "Board of Directors" shall have the meaning set forth in Section 2 hereof.

         "Change of Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons as determined pursuant to
Section 13(d) of the Exchange Act and the regulations and interpretations thereunder (a "Group"), other than one or more members of the HMC Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group other than one or more members of the HMC Group or any Continuing Director of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company. For the purposes of this definition, neither LIN Holdings Corp. nor any of its Subsidiaries shall be considered part of the HMC Group.

         "Code" shall have the meaning set forth in Section 1 hereof.

         "Committee" shall have the meaning set forth in Section 2 hereof.

         "Common Stock" shall mean the Class B Common Stock of the Company, par value $.01 per share.

         "Company" shall have the meaning set forth in Section 1 hereof.

         "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the date of adoption of the Plan, (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election or (iii) is a member of the HMC Group.

         "Disability" shall mean (i) permanent disability as defined under the appropriate provisions of the applicable long-term disability plan maintained for the benefit of employees of the Company or any Related Entity who are regularly employed on a salaried basis (whether or not such Key Employee or Eligible Non-Employee is actually covered by such plan) or (ii) if no such long-term disability plan exists, an inability to perform a participant's employment duties, if a Key Employee, or to provide services, if an Eligible Non-Employee, by reason of any physical or mental condition for a period of 26 consecutive weeks or a period of 26 weeks during any 12-month period in connection with the same physical or mental condition or (iii) another meaning agreed to in writing by the Committee and the optionee; provided, however, that in the case of the optionee holding an Incentive Option "disability" shall have the meaning specified in Section 22(e)(3) of the Code.

         "Eligible Non-Employee" shall have the meaning set forth in Section 4 hereof.

         "Exchange Act" shall have the meaning set forth in Section 2 hereof.

         "Fair Market Value" shall, as it relates to the Common Stock, mean the average of the high and low prices of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed or the NASDAQ National Market, as applicable, on the date specified herein, or if there were no sales on such date, on the next preceding day on which there were sales; or, if such Common Stock is not listed on a national securities exchange or traded on the NASDAQ National Market, the last reported bid price in the over-the-counter market; or, if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option, Fair Market Value shall be determined in good faith by the Committee.

         "Good Cause", with respect to any Key Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's willful commission of material mismanagement in the conduct of his or her duties as assigned to him by the Board of Directors or the optionee's supervising officer or officers of the Company; (D) the optionee's willful failure to execute or comply with the policies of the Company or his or her stated duties as established by the Board of Directors or the optionee's supervising officer or officers of the Company, or the optionee's intentional failure to perform the optionee's stated duties; (E) substance abuse or addiction on the part of the optionee; or (F) the occurrence of a Termination Event. "Good Cause", with respect to any Eligible Non-Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination of the services of the Eligible Non-Employee by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's willful commission of material mismanagement in providing services to the Company or any Related Entity; (D) the optionee's willful failure to comply with the policies of the Company in providing services to the Company or any Related Entity, or the optionee's intentional failure to perform the services for which the optionee has been engaged; (E) substance abuse or addiction on the part of the optionee; (F) the optionee's willfully making any material misrepresentation or willfully omitting to disclose any material fact to the board of directors of the Company or any Related Entity with respect to the business of the Company or any Related Entity; or (G) the occurrence of a Termination Event.

         "Grantor" has the meaning set forth in Section 9 hereof.

         "HMC Group" shall mean Hicks, Muse, Tate & Furst Incorporated, its Affiliates and their respective employees, officers, partners and directors (and members of their respective families and trusts for the primary benefit of such family members).

         "Holding Period" shall have the meaning set forth in Section 5.d hereof.

         "Incentive Options" shall have the meaning set forth in Section 6 hereof.

         The term "including" when used herein shall mean "including, but not limited to".

         "Key Employee" shall have the meaning set forth in Section 4 hereof.

         "Management Services Agreement" shall mean that certain Management Services Agreement dated as of January 7, 2002 by and among the Company, STC Broadcasting, Inc. and the Manager, as the same may be amended, supplemented or otherwise modified from time to time.

         "Manager" shall mean LIN Television Corporation, a Delaware corporation.

         "Non-Qualified Options" shall have the meaning set forth in Section 6 hereof.

         "Options" shall have the meaning set forth in Section 1 hereof.

         "Person" shall have the meaning set forth in Section 4 hereof.

         "Plan" shall have the meaning set forth in Section 1 hereof.

         "Purchasable Shares" shall have the meaning set forth in Section 9 hereof.

         "Purchase Option" shall have the meaning set forth in Section 9 hereof.

         "Qualifying Public Offering" shall mean a firm commitment underwritten public offering of Common Stock the result of which is that the HMC Group shall own less than 10% of the fully diluted Common Stock of the Company.

         "Related Entities" shall have the meaning set forth in Section 1 hereof.

         "Rule 16b-3" shall have the meaning set forth in Section 2 hereof.

         "Securities Act" shall have the meaning set forth in Section 12 hereof.

         "Subsidiary" shall mean, with respect to any Person, any other Person of which such first Person owns or has the power to vote, directly or indirectly, securities representing a majority of the votes ordinarily entitled to be cast for the election of directors or other governing Persons.

         "Termination Event" shall mean the earlier to occur of: (i) the termination of the Management Services Agreement by the Company pursuant to
Section 8.1(c) thereof, (ii) the termination of the Management Services Agreement by the Manager pursuant to Section 8.1(e), (f) or (g) thereof or (iii) the termination of the Management Services Agreement by the Company or the Manager pursuant to Section 8.1(h) thereof.

19.      AMENDMENT OF PLAN.

         The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, that no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options granted under the Plan or decrease the minimum Option exercise price in the case of an Incentive Option, or modify the provisions of the Plan relating to eligibility with respect to Incentive Options unless such amendment is made by or with the approval of the stockholders. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder, without the consent or joinder of any optionee or other Person, in such manner as may be deemed necessary or appropriate by the Board of Directors in order to cause the Plan and the Options granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code for Options intended to be Incentive Options, (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder or
(iii) to comply with Section 162(m) of the Code (or any successor section) and any regulations (including any temporary regulations) promulgated thereunder. No amendment, modification, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan, without the consent of the holder thereof.

20.      EFFECTIVE DATE.

         The Plan shall be effective as of January 7, 2002, and shall be void retroactively as to any Incentive Option if not approved by the stockholders of the Company within twelve months thereafter. The Plan shall terminate on the tenth anniversary of the effective date of the Plan or the date of approval of the Plan by the shareholders of the Company, whichever is earlier, unless sooner terminated by the Board of Directors.